In re: Enron Corp.
Case No. 01-16034


EXHIBIT 10a



Note: In November 2001 management of the Debtors implemented a "stay bonus" program for selected employees of both Debtors and non-debtor affiliates who were considered critical to the future of their respective company. The "stay bonus" payments aggregated approximately $54.6 million and were originally funded by the Debtor. The non-debtor affiliates reimbursed the Debtor $7.0 million for payments made to 84 non-debtor employees who are not separately listed in this exhibit. Listed below are the Debtors' employees who received $50,000 or more under this program. There were an additional 204 Debtors' employees who each received payments of less then $50,000 (approximately $4.2 million in the aggregate) but are not listed separately in this exhibit. Excluded from this exhibit are employees who received approximately $18.6 million in payments which are included in the exhibit to item 3b.


                                                               Payment
  Entity      Employee Receiving Payment                        Amount
-----------   --------------------------                    ---------------
Enron Corp.
              ANDREWS, NAVEEN C                                     $60,000
              BAKER, RON E                                           55,000
              BOOTS, KELLY H                                        100,000
              BOYLE, DAN O                                          125,000
              BRACKETT, DEBORAH R                                   100,000
              BROWN, JAMES                                           90,000
              COATS, EDWARD R                                       200,000
              DELACEY, CHARLES                                      125,000
              DESPAIN, TIMOTHY A                                    175,000
              DEVILLE, FRANK M                                       50,000
              DUKE, CULLEN A                                        175,000
              EICKENROHT, ROBERT D                                  250,000
              EPHROSS, JOEL N                                        50,000
              FALDYN, RODNEY L                                      300,000
              FARMER, STANLEY W                                      50,000
              FREELAND, CLINT C                                      75,000
              GINTY, JAMES A                                        225,000
              GORTE, DAVID                                          250,000
              HACHEN, JAMES E                                        50,000
              HAGELMANN, BJORN                                       75,000
              HAYDEN, FRANK                                          60,000
              JOHNSON, JANET B                                       70,000
              KAUFMAN, PAUL J                                       100,000
              KINGERSKI, HARRY J                                     60,000
              KOBES, GLENN R                                         50,000
              LARSON, BRADFORD O                                    100,000
              LINDSEY, MARK E                                       150,000
              LORD, PHILLIP D                                       150,000
              MAXEY, R. DAVIS                                       400,000
              MCKEAN, GEORGE                                        100,000

In re: Enron Corp.
Case No. 01-16034


EXHIBIT 10a


                                                               Payment
  Entity      Employee Receiving Payment                        Amount
-----------   --------------------------                    ---------------
              MINTZ, JORDAN H                                       200,000
              NICOLAY, CHRISTI L                                     60,000
              NORDSTROM, MARY J                                      55,000
              OVERTURF, ELAINE                                       50,000
              PALMER, MARK A                                        200,000
              PARSONS, DAVID A                                       75,000
              PENG, GARY Y                                           50,000
              PERKINS, MARY A                                       125,000
              PORT, DAVID                                            75,000
              RICE, GREEK L                                         200,000
              ROGERS, REX R                                         375,000
              ROHAUER, TANYA S                                      100,000
              SACKS, EDWARD                                          50,000
              SCHMIDT, MARK O                                        70,000
              SCHNAPPER, BARRY J                                    225,000
              SCHNEIDER, CHARLES E                                  190,000
              SCHULTEA, KATHRYN E                                    60,000
              SCHWARZBACH, STEPHEN L                                 50,000
              SHANNON, PATRICIA L                                    50,000
              SIUREK, RYAN H                                        100,000
              STEFFES, JAMES D                                      100,000
              SULLIVAN, KRISTE K                                     60,000
              TERRASO, MICHAEL F                                    100,000
              THIBODEAUX, MARK J                                     60,000
              TRIBOLET, MICHAEL A                                   190,000
              WALDEN, JOHN C                                        100,000
              WILCOTT, ROBERT J                                      50,000
              WILLIAMS, DAVID                                        50,000
              WILLIAMS, ROBERT C                                    150,000
                                                            ---------------
                                                                 $7,040,000
                                                            ---------------

Enron Global Markets LLC
              GONZALES, ERIC                                       $350,000
              KROGMEIER, RYAN C.                                     50,000
              LEWIS, JAMES C                                        150,000
              MASSEY II, JOHN H                                     150,000
              MYERS, THOMAS M                                        90,000
              NGUYEN, MICHAEL                                        50,000
              RAMACHANDRAN, SANDEEP                                 100,000
              SEKSE, PER A                                          150,000
              SMITH, JEFFREY E                                       50,000
              TAWNEY, MARK R                                        300,000
                                                            ---------------
                                                                 $1,440,000
                                                            ---------------

In re: Enron Corp.
Case No. 01-16034


EXHIBIT 10a


                                                               Payment
  Entity      Employee Receiving Payment                        Amount
-----------   --------------------------                    ---------------
Enron Industrial Markets LLC
----------------------------
              BROWN, WILLIAM W                                     $225,000
              CASTLEMAN, JERRY K                                    180,000
              CONNER, ANDREW R                                       75,000
              CONNOR, ERIC J                                         50,000
              COULTER, JODI M                                        75,000
              CRANE JR, ROBERT J                                    225,000
              CROOM, WILLIAM C                                       50,000
              EPSTEIN, JAY A                                         75,000
              HAMILTON, DANIEL                                       50,000
              HERMANS, GREGOIRE A                                   225,000
              HIDDLESTON, CRAIG                                      50,000
              HOLZER, ERIC J                                        225,000
              MALCOLM, RODNEY D                                     275,000
              MCCORMICK, GEORGE M                                    75,000
              UECKERT, ALLEN                                         50,000
              WRIGHT, GLENN T                                       100,000
                                                            ---------------
                                                                 $2,005,000
                                                            ---------------

Enron Broadband Services, Inc.
------------------------------
              BRYSCH, JAMES P                                      $150,000
              FEHL, RICHARD P                                       208,500
              MOSS, KEVIN                                           150,000
              RACICOT JR, PAUL H                                    400,000
              SEELIGSON, STEWART L                                  350,000
              SMIDA, EDWARD S                                       225,000
              THAPAR, RAJEEV                                        250,000
                                                            ---------------
                                                                 $1,733,500
                                                            ---------------

EES North America, Inc.
-----------------------
              WEISSELBERG, ALEX                                     $50,000

Enron Management Inc
--------------------
              BROWN, AARON M                                        $60,000
              BUTLER, PAMELA H                                       60,000
              JOYCE, MARY K                                         300,000
                                                            ---------------
                                                                   $420,000

Enron North America Corp
------------------------
              ARONOWITZ, ALAN B                                    $125,000
              BENNETT, STEPHEN D                                     50,000
              CASH, MICHELLE H                                      125,000
              CILIA, MARY H                                         100,000

In re: Enron Corp.
Case No. 01-16034


EXHIBIT 10a


                                                               Payment
  Entity      Employee Receiving Payment                        Amount
-----------   --------------------------                    ---------------
              COOK, MARY H                                           50,000
              CROSS, EDITH C                                         75,000
              DE LA OSSA, JR, MARIO                                 150,000
              DOUGLAS, STEPHEN H                                    140,000
              DRISCOLL, MICHAEL                                      75,000
              FULLER, ROBERT P                                      200,000
              HODGES, GEORGANNE M                                   200,000
              IRVIN, STEVEN P                                        50,000
              JOSEY, SCOTT D                                        150,000
              KEEL, ALLAN D                                          75,000
              KILLEN, FAITH L                                        50,000
              LABAUME, WANDA K                                       50,000
              MALLORY, PATRICK                                       75,000
              MCCULLOUGH, TRAVIS C                                  125,000
              MCMICHAEL JR, ALBERT E                                 50,000
              MELENDREZ, JESUS                                       75,000
              MELLENCAMP, LISA                                      100,000
              MILLER, LLOYD D                                       175,000
              MORSE, BRADFORD T                                      50,000
              NOWLAN JR, JOHN L                                     500,000
              O'ROURKE, TIM                                          60,000
              PATRICK, MICHAEL K                                    150,000
              QUAINTANCE, JR., ALAN C                               100,000
              ROBERTS JR, MICHAEL A                                 100,000
              RUFFER, MARY L                                         60,000
              RYAN, DAVID J                                          75,000
              SAGER, ELIZABETH A                                    150,000
              SANDERS, RICHARD B                                    150,000
              SCHIELD, ELAINE P                                      60,000
              SCHULER, W L                                          300,000
              SHERMAN, RICHARD C                                    150,000
              ST. CLAIR, CAROL L                                    100,000
              STOKLEY, MARLIN C                                      50,000
              TAYLOR, MARK E                                        200,000
              VARGAS, ESPERANZA                                      50,000
              WHITING, GREGORY A                                     50,000
              WILLIAMS, WILLIAM J                                    75,000
              ZIPPER, ANDREW A                                      175,000
                                                            ---------------
                                                                 $4,870,000
                                                            ---------------

Enron Net Works LLC
-------------------
              ALLEN, THRESA A                                       $50,000
              APOLLO, BETH W                                        100,000
              BEHNEY, CHRISTOPHER M                                  60,000

In re: Enron Corp.
Case No. 01-16034


EXHIBIT 10a


                                                               Payment
  Entity      Employee Receiving Payment                        Amount
-----------   --------------------------                    ---------------
              BELMONT, MICHAEL                                       55,000
              BOWLING, WILLIAM C                                     50,000
              DOPSON, LAMETRICE D                                    60,000
              DZIADEK, KEITH B                                       50,000
              EARNEST, SCOTT                                         60,000
              GOSSETT, JEFFREY C                                     85,000
              GUADARRAMA, MICHAEL D                                 100,000
              GUBSER, MARLIN D                                       60,000
              HALL, D. T                                             75,000
              HALL, ROBERT M                                        125,000
              HEROD, BRENDA F                                        70,000
              HILLIER, BOB B                                         75,000
              JENSON, JAROD M                                       100,000
              JOHNSON, JEFFREY M                                     70,000
              JONES, ROBERT W                                       225,000
              MCAULIFFE, ROBERT H                                    90,000
              MILLS, SCOTT R                                         70,000
              MONTAGNE, KEVIN A                                     100,000
              NAT, STEVE M                                           60,000
              O'NEIL, MURRAY P                                       70,000
              PEARCE, BARRY J                                       100,000
              PERLMAN, BETH S                                       200,000
              REEVES, LESLIE K                                       70,000
              ROPER, KERWIN K                                        50,000
              RUB, JEANETTE M                                       200,000
              STOCK, STEPHEN                                         70,000
              STUBBS, SHELLY P                                       50,000
              SUPERTY, ROBERT A                                      50,000
              SWEENEY, KEVIN G                                       70,000
              WEBB, JAY C                                           300,000
              WEI, ZHIYONG                                           50,000
              WHITE, STACEY W                                        70,000
              WILSON, SHONA A                                        50,000
                                                            ---------------
                                                                 $3,190,000
                                                            ---------------

Enron Energy Services
Operations, Inc.
              ADAMS, GREGORY                                       $100,000
              ADAMS, THOMAS G                                        50,000
              APKE, BETH A                                           60,000
              BARRETT, MISTY                                         50,000
              BLANKS JR., WAYNE T                                    50,000
              BOUDREAUX, KEVIN P                                     50,000
              CHERRY, RHENN                                          50,000
              DAYAO, ANTHONY B                                      200,000

In re: Enron Corp.
Case No. 01-16034


EXHIBIT 10a


                                                               Payment
  Entity      Employee Receiving Payment                        Amount
-----------   --------------------------                    ---------------
              DOBLER, MARK                                          100,000
              FINK, MICHAEL J                                        50,000
              FISCHER, JEFF K                                        50,000
              FISHER, JONI L                                         50,000
              FOX, WHITNEY S                                         50,000
              FRANK, MARK H                                          50,000
              FRAZIER, LAMAR R                                      100,000
              GOLDEN, JEFFREY R                                     100,000
              GORNY, VLADIMIR                                        75,000
              HOLMES, SEAN A                                        250,000
              HUDDLESON, DIANN I                                     50,000
              KORTES, BARBARA A                                      50,000
              KRAUTZ, MICHAEL W                                      60,000
              LEE, PATRICIA A                                        60,000
              MAYNARD, ANNE M                                        80,000
              MERRIL, DEBORAH D                                     100,000
              MORROW, CYNTHIA L                                      50,000
              MUENCH, GAYLE W                                       100,000
              NASSAB, PETER                                          50,000
              NELSON, KIMBERLEY P                                    50,000
              NIELAND, JEFFERY                                       50,000
              PAGAN, J O                                            200,000
              PECK JR, OMAR C                                        50,000
              PIEPER, KALEN                                          75,000
              REXRODE, STUART G                                     100,000
              RILEY, CHRISTOPHER P                                   50,000
              SCHWARZ, ANGELA M                                     200,000
              SHARP, GREGORY L                                      100,000
              SMITH JR., BEN C                                       50,000
              SMITH, MICHAEL D                                       80,000
              SOVA, GARY L                                           50,000
              STEPHENS, CYNTHIA                                      50,000
              STRAATMANN, CHRISTINE E                                50,000
              STUBBLEFIELD, GREGORY W                               150,000
              SUTTER, CRAIG H                                       100,000
              WILLIAMS, JIMMIE L                                    150,000
              WISHERT, CYNTHIA A                                     50,000
              WOOD, JAMES M                                         100,000
              WOODWARD, JASON R                                      50,000

In re: Enron Corp.
Case No. 01-16034


EXHIBIT 10a


                                                               Payment
  Entity      Employee Receiving Payment                        Amount
-----------   --------------------------                    ---------------
              WOULFE, GREGORY J                                     150,000
              YOUNG, GREGG W                                         50,000
                                                            ---------------
                                                                 $4,040,000
                                                            ---------------

              Non-debtor Employees                                7,039,850

              Debtor Employees Receiving Less than $50,000        4,185,300
                                                            ---------------
                                                                $36,013,650

              Employees Listed on SOFA 3b Insider Payment
              Exhibits                                           18,550,000
                                                            ---------------
                                                     Total      $54,563,650
                                                            ===============